EXHIBIT 32.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           PURSUANT TO 18 U.S.C. 1350,
           AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report on Form 10-Q for the period ended JUNE 30, 2004 (the "Report") of APOLLO INVESTMENT CORPORATION (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof, I, MICHAEL S. GROSS, the Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                            /s/    Michael S. Gross
                           ---------------------------------
                           Name: Michael S. Gross
                           Date: August 11, 2004


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Apollo Investment Corporation and will be retained by Apollo Investment Corporation and furnished to the Securities and Exchange Commission or its staff upon request.